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                                                                       Exhibit 1

                             SBC Communications Inc.

            9,000,000 DECSSM (Debt Exchangeable for Common Stock SM)*

                  7 3/4% Exchangeable Notes Due March 15, 2001
 (Subject to Exchange into American Depositary Shares, each representing twenty
    Series L Shares, without par value, of Telefonos de Mexico, S.A. de C.V.)

                             UNDERWRITING AGREEMENT

                                                      New York, New York
                                                          March 20, 1997

SALOMON BROTHERS INC
  As Representative for the several Underwriters
Seven World Trade Center
New York, New York 10048

Ladies and Gentlemen:

            SBC Communications Inc., a Delaware corporation ("SBC"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representative") are acting as representative, an aggregate of 9,000,000 DECSSM (Debt Exchangeable for Common StockSM) consisting of its 7 3/4% Exchangeable Notes Due March 15, 2001 (the "Firm DECS"), to be issued under an indenture, dated as of November 1, 1994, as supplemented by the First Supplemental Indenture, dated as of the Firm Delivery Date (as defined below) (as may be further supplemented from time to time, the "Indenture"), between SBC and The Bank of New York, as trustee (the "Trustee"). SBC also proposes to grant to the Underwriters an option to purchase up to an additional 1,000,000 DECS (the "Option DECS"; the Option DECS, together with the Firm DECS, being hereinafter called the "DECS") to cover over-allotments, if any. At maturity (including as a result of acceleration or otherwise) the principal amount of each DECS will be exchanged by SBC into a number of American Depositary Shares ("Telmex ADSs"), each representing the right to receive twenty Series L Shares, without par value ("L Shares"), of Telefonos de Mexico, S.A. de C.V., a corporation organized under the laws of Mexico ("Telmex") (or, at SBC's option, the cash

--------
* Plus an option to purchase from SBC Communications Inc. up to 1,000,000 additional DECS to cover over-allotments. "DECS" and "Debt Exchangeable for Common Stock" are service marks of Salomon Brothers Inc.

equivalent and/or such other consideration as permitted or required by the terms of the DECS) at the exchange rate specified in the Prospectus.

            In connection with the foregoing, Telmex has filed with the Commission (as defined below) registration statements with respect to 200,000,000 L Shares represented by 9,000,000 Telmex ADSs (the "Firm ADSs") in respect of the Firm DECS, plus an additional 1,000,000 Telmex ADSs (the "Option ADSs"; the Option ADSs, together with the Firm ADSs, being hereinafter called the "ADSs") in respect of the Option DECS, for delivery by SBC pursuant to the DECS, which registration statements are referred to in Sections 1(b)(i) and 1(b)(iii) of this Agreement. The L Shares represented by the Firm ADSs are hereinafter called the "Firm Shares"; the L Shares represented by the Option ADSs are hereinafter called the "Option Shares"; and the Firm Shares and the Option Shares are hereinafter collectively called the "Shares."

            1.    Representations and Warranties.

            (a) Representation and Warranties of SBC. SBC represents and warrants to, and agrees with, the several Underwriters and Telmex that:

                   (i) A registration statement on Form S-3 (File No. 33-56909)
            with respect to the DECS has been prepared by SBC in conformity with the requirements of the Securities Act of 1933, as amended ("Securities Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission ("Commission") thereunder and has become effective. SBC meets the requirements for use of Form S-3 under the Securities Act. As used in this Agreement, (A) "Registration Statement" means that registration statement, as amended or supplemented to the date hereof (including all documents incorporated therein by reference);
            (B) "Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in that Registration Statement, or amendments thereto or supplements thereof, before it became effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; (C) "Basic Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Registration Statement; and (D) "Prospectus" means the Basic Prospectus, together with any prospectus amendment or supplement (including in each case all documents incorporated therein by reference) specifically relating to the DECS, as filed with, or mailed for filing to, the Commission pursuant to paragraph (b) or (c) of Rule 424 of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of the Prospectus.

                  (ii) The Registration Statement and each Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the


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            Commission after the date as of which this representation is being made) will contain at all times during the period specified in
            Section 6(a)(iii) hereof, all statements which are required by the Securities Act, the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the rules and regulations of the Commission under such Acts; the Indenture, including any amendments and supplements thereto, pursuant to which the DECS will be issued will conform with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder, and the Registration Statement and the Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not at any time during the period specified in Section 6(a)(iii) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that SBC makes no representation or warranty (A) as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to SBC through the Representative by or on behalf of any Underwriter specifically for use therein, or (B) as to any statements in or omissions from the Statement of Eligibility and Qualification of the Trustee under the Indenture.

                 (iii) SBC is not in violation of its corporate charter or
            bylaws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to SBC; the execution, delivery and performance of this Agreement and compliance by SBC with the provisions of the DECS and the Indenture will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of SBC or any of its material subsidiaries pursuant to the terms of, or constitute a default under, any agreement, indenture or instrument, or result in a violation of the corporate charter or bylaws of SBC or any order, rule or regulation of any court or governmental agency having jurisdiction over SBC; and except as required by the Securities Act, the Trust Indenture Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement and the Indenture.

                  (iv) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of SBC and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                   (v) On each Delivery Date (as defined in Section 5 hereof)
            (i) the Indenture will have been duly authorized, executed and delivered by SBC and will constitute the legally binding obligation of SBC, enforceable in accordance


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            with its terms, (ii) the DECS will have been duly authorized and, upon payment therefor as provided in this Agreement, will constitute legally binding obligations of SBC entitled to the benefits of the Indenture, and (iii) the DECS and the Indenture will conform to the descriptions thereof contained in the Prospectus.

                  (vi) Each of SBC and its subsidiaries has been duly
            incorporated, is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on SBC and its subsidiaries taken as a whole.

                 (vii) Except as described in the Prospectus, there is no legal or governmental proceeding pending or, to the knowledge of SBC, threatened against SBC or any of its subsidiaries which is reasonably expected to result in any material adverse change in the financial condition, results of operations, business or prospects of SBC and its subsidiaries taken as a whole or which is required to be disclosed in the Registration Statement.

                (viii) The financial statements filed as part of the
            Registration Statement or included in any Preliminary Prospectus or the Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will present at all times during the period specified in Section 6(a)(iii) hereof, fairly, the consolidated financial condition and results of operations of SBC and its subsidiaries, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Section 6(a)(iii) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as described in the notes thereto).

                  (ix) The documents incorporated by reference into any
            Preliminary Prospectus or the Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Section 6(a)(iii) hereof, prepared by SBC in conformity with the applicable requirements of the Securities Act and the Rules and Regulations and the

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            Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in Section 6(a)(iii) hereof, timely filed as required thereby.

                   (x) There are no contracts or other documents which are
            required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

                  (xi) SBC has not taken and will not take, directly or
            indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Telmex to facilitate the sale or resale of the DECS, the Shares or the ADSs.

                 (xii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of SBC or the Underwriters to Mexico or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by or on behalf of SBC against the issuance of ADRs evidencing ADSs or (B) the delivery by or on behalf of SBC of the ADSs and the Shares to or for the respective accounts of the holders of the DECS.

                (xiii) No facts have come to the attention of SBC which lead SBC to believe, or should lead SBC to believe, that (i) on the date each became effective, and on the date any post-effective amendments thereto became or become effective, the Telmex Registration Statement or the ADS Registration Statement did not or will not contain any untrue statement of a material fact or omit to state a fact required to be stated therein or necessary in order to make the statements therein not misleading and (ii) the Telmex Prospectus (together with any supplement thereto) did not or will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (b) Representations and Warranties of Telmex. Telmex represents and warrants to, and agrees with, SBC and the several Underwriters that:


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                   (i) A registration statement on Form F-3 (File No. 333-6614)
            with respect to the Shares has been prepared by Telmex in conformity with the requirements of the Securities Act and the Rules and Regulations of the Commission thereunder and has become effective in the form delivered to the Underwriters. Telmex meets the requirements for use of Form F-3 under the Securities Act. As used in this Agreement, (A) "Telmex Registration Statement" means that registration statement (including all documents incorporated therein by reference); (B) "Telmex Preliminary Prospectus" means each prospectus (including all documents incorporated therein by reference) included in the Telmex Registration Statement, or amendments thereto, before it became effective under the Securities Act, including any prospectus filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations; and (C) "Telmex Prospectus" means the prospectus (including all documents incorporated therein by reference) included in the Telmex Registration Statement as filed with, or mailed for filing to, the Commission pursuant to Rule 424(b) of the Rules and Regulations and in the form attached to the SBC Prospectus. The Commission has not issued any order preventing or suspending the use of the Telmex Prospectus.

                  (ii) The Telmex Registration Statement and the Telmex
            Prospectus contain, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will contain at all times during the period specified in Section 6(b)(iii) hereof, all statements which are required by the Securities Act, the Exchange Act and the rules and regulations of the Commission under such Acts; and the Telmex Registration Statement and the Telmex Prospectus do not, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will not at any time during the period specified in Section 6(b)(iii) hereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that Telmex makes no representation or warranty as to information contained in or omitted from the Telmex Registration Statement or the Telmex Prospectus made in reliance upon and in conformity with information furnished in writing to Telmex through the Representative by or on behalf of any Underwriter specifically for use therein.

                 (iii) Registration statements on Form F-6 (File No. 33-39894 and File No. 33-47506) with respect to the ADSs have been filed with the Commission and have become effective in the form delivered to the Representative and, excluding exhibits, to the Representative for each of the other Underwriters. "ADS Registration Statements" means those registration statements. The Commission has not issued any stop order suspending the effectiveness of such registration statements, and no proceeding for the purpose

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            has been initiated or threatened by the Commission. The ADS
            Registration Statements conform, and any further amendments thereto will conform, in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder, and do not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (iv) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of Telmex and its subsidiaries, taken as a whole, from that set forth in the Telmex Prospectus.

                   (v) Each of Telmex and its subsidiaries has been duly
            incorporated and is validly existing as a corporation (sociedad anonima de capital variable) with full power and authority (corporate and other) to own its properties and conduct its business as described in the Telmex Prospectus, and is duly qualified to do business as a corporation under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on Telmex and its subsidiaries taken as a whole.

                  (vi) Except as described in the Telmex Prospectus, there is no legal or governmental proceeding pending or, to the knowledge of Telmex, threatened against Telmex or any of its subsidiaries which is reasonably expected to result in any material adverse change in the financial condition, results of operations, business or prospectus of Telmex and its subsidiaries taken as a whole or which is required to be disclosed in the Telmex Registration Statement.

                 (vii) The financial statements filed as part of the Telmex
            Registration Statement or included in any Telmex Preliminary Prospectus or the Telmex Prospectus present, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will, at all times during the period specified in Section 6(b)(iii) hereof, present fairly the consolidated financial condition and results of operations of Telmex and its subsidiaries, at the dates and for the periods indicated, and have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with the Commission after the date as of which this representation is being made) will be at all times during the period specified in
            Section 6(b)(iii) hereof, prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as described in the notes thereto).


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                (viii) The documents incorporated by reference into any Telmex
            Preliminary Prospectus or the Telmex Prospectus have been, and (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with or furnished to the Commission after the date as of which this representation is being made) will be, at all times during the period specified in Section 6(b)(iii) hereof, prepared by Telmex in conformity with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder and such documents have been, or (in the case of any amendment or supplement to any such document, or any material incorporated by reference in any such document, filed with or furnished to the Commission after the date as of which this representation is being made) will be at all times during the period specified in Section 6(b)(iii) hereof, timely filed with or furnished to the Commission as required thereby.

                  (ix) Telmex has not taken and will not take, directly or
            indirectly, any action designed to or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of Telmex to facilitate the sale or resale of the DECS, the Shares or the ADSs.

                   (x) There are no contracts or other documents which are
            required to be filed as exhibits to the Telmex Registration Statement by the Securities Act or by the Rules and Regulations, or which were required to be filed as exhibits to any document incorporated by reference in the Telmex Prospectus by the Exchange Act or the rules and regulations of the Commission thereunder, which have not been filed as exhibits to the Telmex Registration Statement or to such document or incorporated therein by reference as permitted by the Rules and Regulations or the rules and regulations of the Commission under the Exchange Act as required.

                  (xi) Telmex has an authorized capitalization as set forth in the Telmex Prospectus, and all of the issued shares of capital stock of Telmex (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable, except for Shares repurchased by Telmex under its buy-back program; the L Shares (including the Shares), the Series A Shares, without par value, of Telmex (the "A Shares") and the Series AA Shares, without par value, of Telmex (the "AA Shares"), conform to, and entitle the holders thereof to the rights set forth in, the description of the L Shares, the A Shares and the AA Shares, respectively, contained in the Telmex Prospectus; all of the A Shares and L Shares (including the Shares) have been duly registered with the Securities and Special Sections of the National Registry of Securities and Intermediaries maintained by the Mexican National Banking and Securities Commission and have been duly listed and admitted for trading on the Bolsa Mexicana de Valores, S.A. de C.V. (the "Mexican Stock Exchange") and the ADSs have been duly listed on the New York Stock

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            Exchange; except with respect to voting rights (to the extent described in the Telmex Prospectus), each L Share is entitled to the same rights as each AA Share and A Share; the holders of outstanding shares of capital stock of Telmex are not entitled to preemptive or other rights to acquire the ADSs or the Shares; and there are no limitations or restrictions under Mexican law, the Estatutos of Telmex or any agreement to which Telmex is a party with respect to the deposit by SBC of Shares with the Depositary (as defined herein) against issuance of ADRs (as defined herein) evidencing ADSs or the transfer at SBC's election of the ADSs and the Shares (in accordance with the terms of the DECS) to or for the account of the holders of the DECS;

                 (xii) The Deposit Agreement, dated as of May 1, 1991 (as
            amended, the "Deposit Agreement"), among Telmex, Morgan Guaranty Trust Company of New York, as depositary (the "Depositary") and the holders from time to time of the American Depositary Receipts ("ADRs") evidencing ADSs, has been duly authorized and constitutes a valid and legally binding agreement of Telmex, enforceable in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Telmex Prospectus.

                (xiii) No governmental authorization is required to effect dividend payments on any shares of capital stock of Telmex or for the Depositary to convert such payments into U.S. dollars for distribution to holders of ADRs.

                 (xiv) The deposit of the Shares by or on behalf of SBC with the
            Depositary against issuance of ADRs evidencing the ADSs to be delivered upon exchange for the DECS and the performance of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Telmex or any of its subsidiaries is a party or by which Telmex or any of its subsidiaries is bound or to which any of the property or assets of Telmex or any of its subsidiaries is subject, which conflict, breach, violation or default is material to the transactions contemplated by this Agreement or the Deposit Agreement or to Telmex and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Estatutos of Telmex, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Telmex or any of its subsidiaries or any of their

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

            properties, and no governmental authorization or filing is required for the consummation by Telmex of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Securities Act and the Exchange Act of Shares and ADSs, (B) such governmental authorizations as have been duly obtained and are in full force and effect and (C) such governmental authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Mexico and the United States in connection with the exchange of ADSs for DECS.

                  (xv) Telmex and each of its subsidiaries have all licenses, franchises, permits, concessions, authorizations, approvals and orders of and from all governmental regulatory officials and bodies that are necessary to own or lease their properties and conduct their businesses as described in the Telmex Prospectus and are material in relation to the business of Telmex and its subsidiaries taken as a whole.

                 (xvi) Telmex and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable to all personal property owned by them that are material to Telmex and its subsidiaries taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Telmex Prospectus or such as do not materially affect the value of such property and do not interfere in any material respect with the use made and proposed to be made of such property by Telmex and its subsidiaries; and any real property and buildings held under lease by Telmex and its subsidiaries that are material to Telmex and its subsidiaries taken as a whole are held by them under valid, subsisting and enforceable leases with such exceptions are not material in relation to Telmex and its subsidiaries taken as a whole and do not interfere in any material respect with the use made and proposed to be made of such property and buildings by Telmex and its subsidiaries taken as a whole.

            2.    Purchase and Sale.

            (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, SBC agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from SBC, at a purchase price of $38.445 per DECS, plus accrued interest, if any, on the DECS from the issue date of the DECS to the Firm Delivery Date (as defined below), the number of DECS set forth opposite such Underwriter's name in Schedule I hereto.

            (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, SBC hereby grants an option to the several Underwriters to purchase up to 1,000,000 Option DECS at the same purchase price per DECS, plus accrued interest, if any, from the issue date of the DECS to the Option Delivery Date (as defined below), as the Underwriters shall pay for the Firm DECS. Said option may be exercised only to cover over-allotments in the sale of the

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      Firm DECS by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Underwriters to SBC setting forth the number of Option DECS as to which the Underwriters are exercising the option and the Option Delivery Date
      (as defined below). Delivery of certificates for the Option DECS, and payment therefor, shall be made as provided in Section 5 hereof. The number of Option DECS to be purchased by each Underwriter shall be the same percentage of the total number of Option DECS to be purchased by the several Underwriters as such Underwriter is purchasing of the Firm DECS, subject to such adjustments as the Representative in its sole discretion shall make to eliminate any fractional shares.

            3. SBC shall not be obligated to deliver any DECS except upon payment for all DECS to be purchased pursuant to this Agreement as hereinafter provided.

            4. Default by an Underwriter. If any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the DECS which the defaulting Underwriter agreed but failed to purchase in the respective proportions which the number of DECS set forth in Schedule I hereto to be purchased by each remaining non-defaulting Underwriter set forth therein bears to the aggregate number of DECS set forth therein to be purchased by all the remaining non-defaulting Underwriters; provided that the remaining non-defaulting Underwriters shall not be obligated to purchase any DECS if the aggregate number of DECS which the defaulting Underwriting or Underwriters agreed but failed to purchase exceeds 9.09% of the total number of DECS, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of DECS set forth in Schedule I hereto to be purchased by it. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representative who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the DECS. If the remaining Underwriters or other underwriters satisfactory to the Representative do not elect to purchase the DECS which the defaulting Underwriter or Underwriters agreed but failed to purchase, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, or SBC, except that SBC will continue to be liable for the payment of expenses as set forth in Section 6(a)(viii) hereof.

            Nothing contained in this Section 4 shall relieve a defaulting Underwriter of any liability it may have to SBC for damages caused by its default. If other Underwriters are obligated or agree to purchase the DECS of a defaulting or withdrawing Underwriter, either the Representative or SBC may postpone each Delivery Date for up to seven full business days in order to effect any changes that in the opinion of SBC or the Representative may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

            5. Delivery and Payment. Delivery of and payment for Firm DECS (and the Option DECS (if and to the extent the option provided for in Section 2(b) hereof shall have been exercised on or before the first business day prior to the Firm Delivery Date)) shall be made at 10:00 AM, New York City time, on March 26, 1997, or such later date (not later than April 2, 1997) as the Representative shall designate, which date and time may be postponed by agreement between the Representative and SBC (such date and time of delivery and payment for the Firm DECS being herein called the "Firm Delivery Date"), at the offices of the Representative, Seven World Trade Center, New York, New York. Delivery of the DECS shall be made on the instructions of the Representative for the account of each Underwriter against payment by the Representative of the purchase price thereof to or upon the order of SBC in immediately available funds. Delivery of, and payment for, the DECS shall be made through the facilities of The Depository Trust Company. Certificates for the DECS shall be registered in such names and in such denominations as the Representative shall request not less than one full business day in advance of the Firm Delivery Date.

            SBC agrees to have the DECS available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Firm Delivery Date.

            If the option provided for in Section 2(b) hereof is exercised after the first full business day prior to the Firm Delivery Date, SBC will deliver to the Representative, at Seven World Trade Center, New York, New York, on the date specified by the Representative in the notice described in Section 2(b), or such later date (not later than April 19, 1997) specified by the Representative (such date and time of delivery and payment for the Option DECS being herein called the "Option Delivery Date"; the Firm Delivery Date and the Option Delivery Date, collectively, the "Delivery Dates"), certificates for the Option DECS in such names and denominations as the Representative shall have requested against payment of the purchase price thereof to or upon the order of SBC in immediately available funds. If settlement for the Option DECS occurs after the Delivery Date, SBC will deliver to the Representative on the Option Delivery Date, and the obligation of the Underwriters to purchase the Option DECS shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Firm Delivery Date pursuant to Section 9 hereof.

            6.    Agreements.

            (a) Agreements of SBC. SBC agrees with the several Underwriters and Telmex that:

                   (i) SBC will furnish promptly to the Representative and to counsel for the Underwriters a copy of the Registration Statement as originally filed and each amendment and supplement thereto filed prior to the date hereof and relating to or covering the DECS, and a copy of the Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith.

                  (ii) During any period when a Prospectus relating to the DECS is required by law to be delivered, SBC will deliver promptly to the Representative such reasonable number of the following documents as the Representative may request: (A) conformed copies of the Registration Statement (excluding exhibits other than the computation of the ratio of earnings to fixed charges, the Indenture and this Agreement), (B) the Prospectus and (C) any documents incorporated by reference in the Prospectus.

                 (iii) During any period when a Prospectus relating to the DECS is required by law to be delivered, SBC will not file any amendment of the Registration Statement nor will SBC file any amendment or supplement to the Prospectus (except for (A) an amendment or supplement consisting solely of the filing of a document under the Exchange Act or (B) a supplement relating to an offering of securities other than the DECS), unless SBC has furnished the Representative a copy of such proposed amendment or supplement for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects. Subject to the foregoing sentence, SBC will cause the Prospectus and any amendment or supplement thereto to be filed with the Commission as required pursuant to Rule 424 under the Securities Act. SBC will promptly advise the Representative (A) when the Prospectus or any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (B) when any amendment of the Registration Statement shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (E) of the receipt by SBC of any notification with respect to the suspension of the qualification of the DECS or the ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. SBC will promptly (upon filing thereof) furnish the Representative a copy of any amendment or supplement to the Prospectus or Registration Statement not furnished to the Representative for prior review pursuant to exceptions (A) or (B) of the first sentence of this subsection (iii). SBC will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (iv) If, at any time when a Prospectus relating to the DECS is required by law to be delivered, in the reasonable opinion of the Representative, any event occurs as a result of which the Registration Statement, as then amended, or the Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, SBC promptly will (A) notify the Representative of the happening of such event, (B) prepare and file with the Commission, subject to the first sentence of subsection (iii) of this Section 6(a), an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (C) supply any such amended or supplemented Prospectus to the Representative in such quantities as the Representative may reasonably request.

                   (v) As soon as practicable, SBC will make generally available to its security holders and to the Representative an earnings statement or statements of SBC which will satisfy the provisions of
            Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                  (vi) During a period of five years after the date hereof, SBC will furnish to the Representative copies of all reports and financial statements furnished by SBC to each securities exchange on which securities issued by SBC may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

                 (vii) SBC hereby agrees to cooperate with Telmex to effect compliance with the covenants and agreements of SBC and Telmex hereunder.

                (viii) Until the termination of the offering of the DECS, SBC will timely file all documents, and any amendments to previously filed documents, required to be filed by SBC pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

                  (ix) Without the prior written consent of the Representative on behalf of the Underwriters, SBC will not (and will not permit any subsidiary to), during the period ending 90 days after the date of the Prospectus, (A) offer, pledge, sell contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any L Shares, Telmex ADSs or any securities convertible into or exercisable or exchangeable for L Shares or Telmex ADSs (whether such L Shares or Telmex ADSs or any such securities are now owned by SBC or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the L Shares or Telmex ADSs, whether any such transaction described in clause (A) or
            (B) above is to be settled by delivery of L Shares or Telmex ADSs or such other securities, in cash or otherwise. In addition, SBC agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any L Shares or Telmex ADSs or any security convertible into or exercisable or exchangeable for L Shares or Telmex ADSs.

                   (x) During the period beginning on the date hereof and
            continuing to the latest Delivery Date, SBC will not offer, sell, contract to sell or otherwise dispose of any debt securities of SBC or any guarantees or support obligations of debt securities of others, in any case with maturities longer than one year, other than DECS to the Underwriters.

            (b) Agreements of Telmex. Telmex agrees with SBC and the several Underwriters that:

                   (i) Telmex will furnish promptly to the Representative and to counsel for the Underwriters a copy of the Telmex Registration Statement, as originally filed and each amendment and supplement thereto filed prior to the date hereof and relating to or covering the Shares, and a copy of the Telmex Prospectus filed with the Commission, including all documents incorporated therein by reference and all consents and exhibits filed therewith.

                  (ii) During any period when a Prospectus relating to the DECS is required by law to be delivered prior to the expiration of nine months after the time of issue of the Telmex Prospectus in connection with the offered DECS, Telmex will deliver to the Representative such reasonable number of the following documents as the Representative may reasonably request: (A) conformed copies of the Telmex Registration Statement (excluding exhibits other than this Agreement), (B) the Telmex Prospectus and (C) any documents incorporated by reference in the Telmex Prospectus.

                 (iii) During any period when a Prospectus relating to the DECS is required by law to be delivered, Telmex will not file any amendment of the Telmex Registration Statement or the ADS Registration Statement nor will Telmex file any amendment or supplement to the Telmex Prospectus (except for an amendment or supplement consisting solely of the filing of a document under the Exchange Act) unless Telmex has furnished the Representative a copy of such proposed amendment or supplement for its review prior to filing and will not file any such proposed amendment or supplement to which the Representative reasonably objects, unless Telmex shall conclude in good faith that such filing is required by applicable law. Subject to the foregoing sentence, Telmex will cause the Telmex Prospectus and any amendment or supplement thereto to be filed with the Commission as required pursuant to Rule 424 under the Securities Act. Telmex will promptly advise the Representative (A) when the Telmex Prospectus or any amendment or supplement thereto shall have been filed with the Commission pursuant to Rule 424 under the Securities Act, (B) when any amendment of the Telmex Registration Statement shall have become effective, (C) of any request by the Commission for any amendment of the Telmex Registration Statement or amendment of or supplement to the Telmex Prospectus or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Telmex Registration Statement, the ADS Registration Statement or the institution or threatening of any proceeding for that purpose and (E) of the receipt by Telmex of any notification with respect to the suspension of the qualification of the ADSs or the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Telmex will promptly (upon filing thereof) furnish the Representative a copy of any amendment or supplement to the Telmex Prospectus or Telmex Registration Statement not furnished to the Representative for prior review pursuant to exceptions (A) or (B) of the first sentence of this subsection (iii). Telmex will advise the Representative promptly after it receives notice thereof, of the issuance by the Commission of any such stop order and, if issued, to use promptly its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

                  (iv) If, at any time when a Telmex Prospectus relating to the
            ADSs or the L Shares is required by law to be delivered prior to the expiration of nine months after the time of issue of the Telmex Prospectus in connection with the offering of DECS (including in respect of the offering and sale of the DECS), any event occurs as a result of which the Telmex Registration Statement, as then amended, or the Telmex Prospectus, as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Telmex Registration Statement or the ADS Registration Statement or to supplement the Telmex Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, Telmex promptly will (i) notify the Representative of the happening of such event, (ii) prepare and file with the Commission, subject to the first sentence of subsection (iii) of this Section 6(b), an amendment or supplement which will correct such statement or omission or an amendment or supplement which will effect such compliance and (iii) will supply any such amended or supplemented Telmex Prospectus to the Representative in such quantities as the Representative may reasonably request.

                   (v) As soon as practicable, Telmex will make generally
            available to its security holders and to the Representative an earnings statement or statements of Telmex which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

                  (vi) During a period of five years after the date hereof,
            Telmex will furnish to the Representative copies of all reports and financial statements furnished by Telmex to each securities exchange on which securities issued by Telmex may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

                 (vii) Telmex hereby agrees to cooperate with SBC to effect compliance with the covenants and agreements of SBC set forth in
            Section 6(a)(iii).

                (viii) Until the termination of the offering of the DECS, the
            ADSs and the Shares, Telmex will timely file all documents, and any amendments to previously filed documents, required to be filed by Telmex pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

                  (ix) Without the prior written consent of the Representative on behalf of the Underwriters, Telmex will not (and will not permit any subsidiary to), during the period ending 90 calendar days after the date of the Prospectus, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or announce the offering of, any L Shares or Telmex ADSs or any securities convertible into or exercisable or exchangeable for L Shares or Telmex ADSs (whether such L Shares or Telmex ADSs or any such securities are now owned by Telmex or are hereafter acquired) or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of L Shares or Telmex ADSs, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of L Shares or Telmex ADSs or such other securities, in cash or otherwise; provided, however, that Telmex may issue L Shares upon conversion of outstanding A Shares or AA Shares and Telmex may sell L Shares pursuant to any employee stock option plan of Telmex in effect on the date hereof.

                   (x) Telmex will take such actions as may be reasonably
            necessary to comply with the rules and regulations of the NYSE in respect of the offering and listing of the ADSs in connection with the DECS.

                  (xi) Telmex will comply with the Deposit Agreement so that
            ADRs evidencing ADSs will be executed by the Depositary and delivered to the holders of the DECS at the election of SBC (in accordance with the terms of the DECS).

            7.    Indemnification.

            (a) SBC agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter or any such person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration

      Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending or any such loss, claim, damage, liability or action; provided, however, that SBC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to SBC by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which SBC may otherwise have.

            (b) SBC agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which that Underwriter or any such person may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Telmex Registration Statement or the ADS Registration Statement, as originally filed or in any amendment thereof, or in any Telmex Preliminary Prospectus or the Telmex Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein above or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that SBC shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to Telmex by or on behalf of any Underwriter through the Representative specifically for inclusion therein. This indemnity agreement will be in addition to any liability which SBC may otherwise have.

            (c) Each Underwriter agrees to indemnify and hold harmless SBC, each of its directors, each of its officers who signs the Registration Statement and each person who controls SBC within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnities in paragraphs (a) and (b) from SBC to the Underwriters, but only with reference to written information relating to the Underwriters furnished to SBC by or on behalf of any Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnities. This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have. SBC acknowledges that the statements set forth in the last paragraph of the cover page, in the first paragraph of the inside cover page and under the heading "Plan of Distribution" in any Preliminary Prospectus or the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter through the Representative for inclusion in any Preliminary Prospectus or the Prospectus.

            (d) Each Underwriter agrees to indemnify and hold harmless Telmex, each of its directors, each of its officers who signs the Telmex Registration Statement or the ADS Registration Statement and each person who controls Telmex within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph
      (b) from SBC to the Underwriters, but only with reference to written information furnished to Telmex by or on behalf of any Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Telmex acknowledges that the statements set forth in the last paragraph of the cover page, in the first paragraph of the inside cover page and under the heading "Plan of Distribution" in any Telmex Preliminary Prospectus or the Telmex Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter through the Representative for inclusion in any Telmex Preliminary Prospectus or the Telmex Prospectus, and each Underwriter confirms that such statements are correct.

            (e) Promptly after receipt by an indemnified party under this
      Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a), (b), (c) or (d) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b), (c) or (d) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

            (f) In the event that the indemnity provided in paragraph (a), (b),
      (c) or (d) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, SBC and the Underwriters agree to contribute to the aggregate loses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which SBC and the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by SBC and the Underwriters from the offering of the DECS; provided, however, that in no case shall any Underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the DECS purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, SBC and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of SBC and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by SBC shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by SBC, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by SBC and the Underwriters. SBC and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (f), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls any Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Underwriter shall have the same rights to contribution as such Underwriter; each person who controls SBC within the meaning of either the Securities Act or the Exchange Act, each officer of SBC who shall have signed the Registration Statement and each director of SBC shall have the same rights to contribution as SBC.

            (g) The respective agreements, representations, warranties, indemnities and other statements of SBC, Telmex or their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter through the Representative, SBC or Telmex or any of the officers, directors or controlling persons referred to in this Section 7, and will survive delivery of and payment for the DECS. The provisions of this Section 7 and Section 10 hereof shall survive the termination or cancellation of this Agreement.

            8.    Termination.

            This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to SBC and Telmex prior to the delivery of and payment for the DECS, if prior to such time (a) trading in any securities of SBC or Telmex shall have been suspended by the Commission or on any exchange or over-the-counter market or trading in any securities generally on the NYSE or the Mexican Stock Exchange shall have been suspended or minimum prices shall have been established on either such Exchange or (b) a banking moratorium shall have been declared by either U.S. Federal or New York State authorities or by Mexican banking authorities, or (c) there shall have occurred any outbreak or material escalation of hostilities, declaration by the United States or Mexico of a national emergency or war or other calamity or crisis the effect of which on the financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Prospectus (exclusive of any supplement thereto).

            9. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Firm DECS and the Option DECS, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of each of SBC and Telmex contained herein as of the date hereof and each Delivery Date, to the accuracy of the statements of SBC and Telmex made in any certificates pursuant to the provisions hereof, to the performance by each of SBC and Telmex of its obligations hereunder, and to the following additional terms and conditions:

            (a) At or before such Delivery Date, no stop order suspending the effectiveness of the Registration Statement, the Telmex Registration Statement or the ADS Registration Statement nor any order directed to any document incorporated by reference in the Prospectus or the Telmex Prospectus shall have been issued and prior to that time no stop order proceeding shall have been initiated or threatened by the Commission and no challenge shall have been made by the Commission or its staff as to the accuracy or adequacy of any document incorporated by reference in the Prospectus or the Telmex Prospectus; any request of the Commission for inclusion of additional information in the Registration Statement, the ADS Registration Statement or the Telmex Registration Statement or the Prospectus or the Telmex Prospectus or otherwise shall have been complied with; and after the date hereof neither SBC nor Telmex shall have filed with the Commission any amendment or supplement to the Registration Statement, the ADS Registration Statement or the Telmex Registration Statement or the Prospectus or the Telmex Prospectus (or any document incorporated by reference therein) that shall have been disapproved by the Representative.

            (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the DECS and the Indenture, the Shares, the ADSs and the form of the Registration Statement, the ADS Registration Statement and the Telmex Registration Statement, the Prospectus and the Telmex Prospectus (other than financial statements and other financial data) and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to Sullivan & Cromwell and Ritch, Heather y Mueller, S.C., counsel for the Underwriters, and SBC shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) The Senior Executive Vice President and General Counsel to SBC shall have furnished to the Representative his opinion addressed to the Underwriters and dated such Delivery Date, as counsel, to the effect that:

                   (i) SBC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware; each material subsidiary of SBC has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation; and each of SBC and its material subsidiaries has full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases properties or conducts business, except where the failure to so qualify would not have a material adverse effect on SBC and its subsidiaries taken as a whole;

                  (ii) the Indenture has been duly authorized, executed and
            delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against SBC in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general applicability relating to or affecting creditors' rights generally from time to time in effect and to general principles of equity);

                  (iii) to the best knowledge of such counsel, there is no
            pending or threatened action, suit or proceeding before any court or governmental agency, authority, body or any arbitrator involving SBC or any of its subsidiaries of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated by reference in the Prospectus describing any legal proceedings or material contracts or agree ments relating to SBC or any of its subsidiaries fairly summarize such matters; the DECS and the Indenture conform to the descriptions thereof contained under the following captions of the Prospectus: "Description of the DECS" and "Plan of Distribution";

                  (iv) the DECS have been duly authorized, executed,
            authenticated, issued and delivered and are valid and legally binding obligations of SBC entitled to the benefits of the Indenture;

                   (v) the Registration Statement and any amendments thereto
            have become effective under the Securities Act; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement, the Prospectus and each amendment thereof or supplement thereto as of their respective effective or issue dates (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules and regulations thereunder; and such counsel has no reason to believe that the Registration Statement, or any amendment thereof, at the time it became effective or at the date of this Agreement or at such Delivery Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the date of this Agreement or at such Delivery Date, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (vi) this Agreement has been duly authorized, executed and delivered by SBC;

                 (vii) no order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over SBC or any of its properties is required for the issue and sale of the DECS or the consummation by SBC of the transactions contemplated by this

            Agreement or the Indenture, except such as have been obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale and distribution of the DECS; and

                (viii) neither the execution and delivery of the Indenture or this Agreement, the issue and sale of the DECS, nor the consummation of any other of the transactions herein or therein contemplated nor the fulfillment of the terms hereof or thereof will conflict with, result in a breach of, or constitute a default under, the charter or by-laws of SBC or the terms of any indenture or other agreement or instrument known to such counsel and to which SBC or any of its material subsidiaries is a party or by which SBC, any such subsidiary or any of their assets is bound, or any order or regulation known to such counsel to be applicable to SBC or any such subsidiary of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over SBC or any such subsidiary.

      In rendering such opinion, such counsel may rely, as to the execution of the Indenture by the Trustee, upon a certificate of the Trustee setting forth the facts as to such execution.

      In rendering such opinion, such counsel may also rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, upon the opinion of other counsel of good standing believed to be reliable, provided that such counsel states in such opinion that such counsel and the Representative are justified in relying upon the opinion of such other counsel, and (B) as to matters or fact, to the extent deemed proper, on certificates of responsible officers of SBC and public officials.

      In rendering such opinion with respect to clause (vii) above, insofar as it relates to regulatory authorities in the states in which SBC or any material subsidiary operates, such counsel may rely on the opinions of local counsel satisfactory to such counsel.

            (d) The Representative shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the DECS, the Indenture, the Registration Statement, the Prospectus, the ADSs, the ADS Registration Statement, the Telmex Registration Statement, the Telmex Prospectus and other related matters as the Representative may reasonably require, and SBC shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (e) The Representative shall have received from Ritch, Heather y Mueller, S.C., Mexican counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to such matters as the Representative may reasonably require, and Telmex shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

            (f) SBC shall have furnished to the Representative a certificate, dated such Delivery Date, signed by its Chairman of the Board or its President or a Senior Vice President and its Treasurer or an Assistant Treasurer stating that the signers of such certificate have carefully examined the Registration Statement, the Prospectus (and any supplement thereto) and this Agreement and that:

                (i) the representations and warranties of SBC in this Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such Delivery Date; SBC has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Underwriters to purchase the DECS hereunder; the conditions set forth in Sections 9(a) and 9(q) have been fulfilled; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to SBC's knowledge, threatened;

               (ii) as of the date of the Prospectus, the Registration Statement and the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

              (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business, operations or properties of SBC or its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus.

            (g) SBC shall have furnished to the Representative (i) a letter of Ernst & Young LLP, addressed to the Board of Directors of SBC and the Underwriters and dated the later of the effective date of the Registration Statement or the date of the filing of SBC's latest Annual Report on Form 10-K, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such financial statement items as counsel for the Underwriters may reasonably have requested and (ii) a letter of Ernst & Young LLP, addressed to the Underwriters and dated such Delivery Date, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter referred to in subclause (i) above and confirming in all material respects the conclusions and findings set forth in such prior letter.

            (h) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 9 or
      (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business, operations or properties of SBC and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (i) Subsequent to the date hereof, there shall not have been any decrease in the ratings of any of SBC's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (j) SBC shall have furnished to the Representative on behalf of Pacific Telesis Group a letter of Coopers & Lybrand LLP, addressed to the Underwriters and dated such Delivery Date, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 72 and covering such financial statements and financial statement items of Pacific Telesis Group as counsel for the Underwriters may reasonably have requested.

            (k) Cleary, Gottlieb, Steen & Hamilton, United States special counsel for Telmex, shall have furnished to the Representative their written opinion, dated such Delivery Date in form and substance satisfactory to the Representative, to the effect that:

                (i) The Underwriting Agreement has been duly executed and delivered by Telmex under the law of New York;

               (ii) The Deposit Agreement has been duly executed and delivered by Telmex under the law of New York and is a legal, valid, binding and enforceable agreement of Telmex, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity.

              (iii) Upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the provisions of the Depositary Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Depositary Agreement.

                  (iv) Under the laws of the State of New York relating to
            submission to jurisdiction, Telmex has validly and irrevocably submitted to the jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York court"), has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 14 hereof; service of process effected in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over Telmex;

                (v) In addition to the foregoing opinions, such counsel shall additionally confirm that (based solely upon a telephonic confirmation from a representative of the Commission) the Telmex Registration Statement has become effective under the Act, and to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Telmex Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened, and shall additionally state that they have participated in the preparation of the Telmex Registration Statement and the Telmex Prospectus and discussions with officers and other representatives of Telmex, representatives of the independent public accountants for Telmex and the Underwriter's representatives at which the contents of the Telmex Registration Statement and the Telmex Prospectus and related matters were discussed, and, on the basis of the foregoing, the Telmex Registration Statement (except the financial statements and schedules and other financial and statistical data included therein, as to which no view is expressed), at the time it became effective, and the Telmex Prospectus (except as aforesaid), as of the date thereof, appeared on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations thereunder; no information has come to their attention that causes them to believe that the Telmex Registration Statement (except for the financial statements and other financial and statistical data included therein, as to which no view is expressed), at the time it became effective or at the Delivery Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Telmex Prospectus (except for the financial statements and other financial and statistical data included therein, as to which no view is expressed), at the date hereof or at the Delivery Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as exhibits to the Telmex Registration Statement or required to be described in the Telmex Registration Statement or the Prospectus which are not filed or described as required.

      In giving such opinions, such counsel may state that (x) such opinions are limited to matters of the federal law of the United States of American and the law of the State of New York and (y) insofar as the foregoing opinions relate to the legality, validity, binding effect or enforceability of any agreement or obligation of Telmex, that they have assumed that Telmex and each other party to such agreement or obligation has satisfied those legal requirements that are applicable to it to the extent necessary to make such agreement or obligation enforceable against it (except that no such assumption shall be made as to Telmex regarding matters of the law of the State of New York). Such counsel need express no opinion as to any provision of the Deposit Agreement to the extent such provisions provides indemnity in respect of liabilities arising under federal or state securities laws. Such counsel need express no opinion as to whether the United States federal courts would exercise jurisdiction over any action brought against Telmex by any party not a United States natural or juridical person.

            (l) Franck, Galicia, Duclaud y Robles, S.C., special Mexican counsel for Telmex, shall have furnished to the Representative their written opinion, dated such Delivery Date, in form and substance satisfactory to the Representative, to the effect that:

                (i) Telmex has been duly incorporated and is validly existing as a corporation (sociedad anonima de capital variable) under the laws of Mexico, with power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Telmex Prospectus, and, insofar as matters governed by Mexican law, is duly qualified for the transaction of business under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except where the failure to so qualify would not have a material adverse effect on Telmex and its subsidiaries taken as a whole.

               (ii) Telmex has an authorized capitalization as set forth in the
            Telmex Prospectus, and all of the issued shares of capital stock of Telmex (including the Shares) have been duly and validly authorized and issued and are fully paid and non-assessable, except for shares repurchased by Telmex under its buy-back program; the AA Shares, the A Shares and the Shares conform to, and entitle the holders thereof to the rights set forth in, the descriptions thereof contained in the Telmex Prospectus; all of the A Shares and L Shares (including the Shares) have been duly listed and admitted for trading on the Mexican Stock Exchange; except with respect to voting rights (to the extent described in the Telmex Prospectus), each L Share is entitled to the same rights as each AA Share and A Share; based upon Mexican law and the Estatutos of Telmex and agreements to which Telmex is a party and known to such counsel: (a) the holders of outstanding shares of capital stock of Telmex are not entitled to preemptive or other rights to acquire the ADSs or the Shares, (b) the Shares may be freely deposited by SBC with the Depositary against issuance of ADRs evidencing ADSs, (c) the ADSs and the Shares are freely transferable by SBC to or for the account of the Underwriters and
            (d) there are no restrictions on
            subsequent transfers of the ADSs or the Shares except as described in the Telmex Prospectus under "Description of Capital Stock", "Description of American Depositary Receipts" and "Regulation".

              (iii) The Deposit Agreement has been duly authorized, executed and delivered by Telmex and, assuming that the Deposit Agreement constitutes a valid and legally binding agreement under New York law, constitutes a valid and legally binding agreement of Telmex, enforceable in accordance with its terms.

               (iv) The deposit of the Shares being deposited with the
            Depositary against issuance of ADRs evidencing the ADSs to be delivered at SBC's election to the holder of the DECS in accordance with the terms of the DECS, the delivery of the ADSs to be delivered at such time and the performance of this Agreement, and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Telmex or any of its subsidiaries is a party or by which Telmex or any of its subsidiaries is bound or to which any of the property or assets of Telmex or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the charter and Estatutos of Telmex or the Mexican Constitution, any statute or order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over Telmex or any of its subsidiaries or any of their properties.

                (v) In connection with the offering of the DECS, no governmental authorization in Mexico is required for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered at SBC's election to the holders of the DECS in accordance with the terms of the DECS or the delivery of the ADS and the Shares to be delivered at such time or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement, except such governmental authorizations as have been duly obtained and are in full force and effect.

               (vi) No holder of securities of Telmex has or will have rights, pursuant to any agreement with Telmex known to such counsel, to include the registration of such securities under the Telmex Registration Statement or the ADS Registration Statement.

              (vii) The Telmex Registration Statement and the ADS Registration
            Statement and the filing of such documents with the Commission have been duly authorized by and on behalf of Telmex; and the Telmex Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of Telmex.

                  (viii) The statements in the Telmex Prospectus under "Exchange
            Rates" and "Recent Developments", to the extent such statements relate to matters of Mexican law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect.

                  (ix) The opinions of such counsel set forth in the Telmex
            Prospectus under "Enforceability of Civil Liabilities" and "Description of Capital Stock" are confirmed as of such Delivery Date.

                  (x) Telmex's agreement to the choice of law provisions set forth in Section 17 hereof will be recognized by the Mexican courts; Telmex can sue and be sued in its own name; under the laws of Mexico, the provisions of Section 14 and 17 hereof (i.e., the irrevocable submission of Telmex to the exclusive jurisdiction of a New York court, the waiver by Telmex of any objection to the venue of a proceeding in a New York court and the agreement of Telmex that this Agreement shall be governed by and construed in accordance with the laws of New York) are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof, assuming its validity under New York law, will be effective, insofar as Mexican law is concerned, to confer valid personal jurisdiction over Telmex; and judgment obtained in a New York court arising out of or in relation to the obligations of Telmex under this Agreement would be enforceable against Telmex in the courts of Mexico pursuant to Articles 569 and 571 of the Federal Civil Procedure Code and
            Article 1347A of the Commerce Code, which provide, inter alia, that any judgment rendered outside Mexico may be enforced by Mexican courts, provided that:

                     (A) such judgment is obtained in compliance with legal
                  requirements of the jurisdiction of the court rendering such judgment and in compliance with all legal requirements of this Agreement;

                     (B) such judgment is strictly for the payment of a certain sum of money, provided that, under Mexican monetary law, payments which should be made in Mexico in the foreign currency, whether by agreement or upon a judgment of a Mexican court, may be discharged in Mexican currency at a rate of exchange for such currency prevailing at the time of payment;

                     (C) service of process was made personally on Telmex or on the appropriate process agent (service of process effected in the manner set forth in Section 14 hereof, assuming its validity under New York law, will be effective, insofar as Mexican law is concerned, to confer valid personal jurisdiction over Telmex);

                     (D) such judgment does not contravene Mexican public policy or laws;

                     (E) the applicable procedure under the law of Mexico with
                  respect to the enforcement of foreign judgments (including the issuance of a letter rogatory by the competent authority of such jurisdiction requesting enforcement of such judgment and the certification of such judgment as authentic by the corresponding authorities of such jurisdiction in accordance with the laws thereof), is complied with; and

                     (F) the courts of such jurisdiction recognize the
                  principles of reciprocity in connection with the enforcement of Mexican judgments in such jurisdiction;

                  (xi) All dividends and other distributions declared and
            payable on the shares of capital stock of Telmex may under current Mexican laws and regulations be paid to the Depositary in Mexican pesos that may be converted into foreign currency that may be freely transferred out of Mexico, and all such dividends and other distributions will not be subject to Mexican withholding tax under Mexican laws and regulations and are otherwise free and clear of any other tax, duty, withholding or deduction in Mexico and without the necessity of obtaining any governmental authorization in Mexico.

                  (xii) Pension and retirement funds that are organized for the benefit of employees of states, municipalities, counties or other political entities (or agencies or departments thereof) located in the United States or any other country (including, without limitation, of such funds that are managed or directed, directly or indirectly, by officials or employee of such political entities or agencies or departments thereof) and state-owned companies organized as separate entities with their own assets (including, without limitation, state owned banks and telecommunications companies) that agree to be treated as Mexican with respect to the shares of capital stock of Telmex that they acquire and not request or accept diplomatic intervention from their country of origin, from any other foreign country, or from any international public or private organization and that acquire any A Shares, A Share ADSs, ADSs or L Shares will not be considered to be foreign states or governments, directly or indirectly, owning shares of capital stock of Telmex in contravention of the Estatutos, the Concession or the Communications Law.

                  (xiii) To the best of such counsel's knowledge, Telmex and each of its subsidiaries have all licenses, franchises, permits, authorizations, approvals and orders of and from all governmental regulatory officials and bodies that are necessary to own or lease their properties and conduct their businesses as described in the Telmex Prospectus and are material in relation to the business of Telmex and its subsidiaries taken as a whole.

                  (xiv) To the best of such counsel's knowledge (after
            reasonable inquiry) and other than as set forth in the Telmex Prospectus there are no legal or governmental proceedings pending to which Telmex or any of its subsidiaries is a party or of which any property of Telmex or any of its subsidiaries is the subject which, if determined adversely to Telmex or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of Telmex and its subsidiaries taken as a whole; and, to the best of their knowledge (after reasonable inquiry), no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (xv) Such counsel have no reason to believe that, as of its effective date, the Telmex Registration Statement or any further amendment thereto made by Telmex prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Telmex Prospectus or any further amendment or supplement thereto made by Telmex prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of such Delivery Date, either the Registration Statement or the Telmex Prospectus or any further amendment or supplement thereto made by Telmex prior to such Delivery Date (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      In giving such opinion, among other assumptions and qualifications customary for this type of transaction, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinion of United States counsel for Telmex delivered pursuant to paragraph (k) of this Section 9.

            (m) Telmex shall have furnished to the Representative a certificate signed by its Chairman of the Board, its Chief Executive Officer or Chief Financial Officer stating that the signers of such certificate have carefully examined the Telmex Registration Statement, the ADS Registration Statement, the Telmex Prospectus (and any supplement thereto) and this Agreement and that:

                (i) the representations and warranties of Telmex in this
            Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such Delivery Date; Telmex has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Underwriters to purchase the DECS hereunder; and the conditions set forth in Sections 9(a) and 9(q) have been fulfilled; and no stop order suspending the effectiveness of the Telmex Registration Statement or the ADS Registration Statement has been issued and no proceedings for that purpose have been instituted or, to Telmex's knowledge, threatened;

               (ii) as of the date of the Telmex Prospectus, the Telmex
            Registration Statement, the ADS Registration Statement and the Telmex Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

              (iii) since the date of the most recent financial statements included or incorporated by reference in the Telmex Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business, operations or properties of Telmex or its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Telmex Prospectus.

            (n) Telmex shall have furnished to the Representative (i) a letter of Mancera, S.C., addressed to the Board of Directors of Telmex and the Underwriters and dated the later of the effective date of the Registration Statement or the date of the filing of Telmex's latest Annual Report on Form 20-F, of the type described in the American Institute of Certified Public Accountants' Statement on Auditing Standards No. 49 and covering such financial statement items as counsel for the Underwriters may reasonably have requested and (ii) a letter of Mancera, S.C., addressed to the Underwriters and dated such Delivery Date, stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Telmex Prospectus, as of a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter referred to in subclause (i) above and confirming in all material respects the conclusions and findings set forth in such prior letter.

            (o) Subsequent to the date hereof or, if earlier, the dates as of which information is given in the Telmex Registration Statement (exclusive of any amendment thereof) and the Telmex Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (n) of this
      Section 9 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or other), earnings, business, operations or properties of Telmex and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the DECS as contemplated by the Registration

      Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

            (p) Subsequent to the date hereof, there shall not have been any decrease in the ratings of any of Telmex's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

            (q) No order, consent, approval, authorization, registration or qualification of or with any governmental agency or body having jurisdiction over SBC or any of its properties is required for the issue and sale of the DECS or the consummation by SBC of the transactions contemplated by this Agreement or the Indenture, except such as have been, or will have been prior to such Delivery Date, obtained under the Securities Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the DECS by the Underwriters.

            (r) The DECS to be sold by SBC at such Delivery Date shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

            (s) All of the issued L Shares (including the Shares) and A Shares shall have been duly registered with the Securities and Special Sections of the National Registry of Securities and Intermediaries maintained by the Mexican National Banking and Securities Commission and have duly registered and listed on the Mexican Stock Exchange, the Shares and the A Shares shall have been duly admitted for trading on the Mexican Stock Exchange and all of the issued L Shares (including the Shares) and the Telmex ADSs (including the ADSs) shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange.

            (t) On or prior to such Delivery Date, each of SBC and Telmex shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

      If any of the conditions specified in this Section 9 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all respects satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or any time prior to, such Delivery Date by the Underwriters. Notice of such cancellation shall be given to SBC and Telmex in writing or by telephone confirmed in writing.

            10.   Expenses.

            (a) In the event that the sale and purchase of the DECS as contemplated in Section 2 herein is not consummated, SBC agrees to pay or cause to be paid all expenses incident to the performance of its obligations and the obligations of Telmex under this Agreement, including:
      (i) the fees, disbursements and expenses of counsel and accountants of SBC and Telmex in connection with the registration and delivery of the DECS under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, the Telmex Registration Statement, the ADS Registration Statement, each Telmex Preliminary Prospectus, the Telmex Prospectus, and amendments, post-effective amendments and supplements to any of the foregoing (including exhibits), including all registration fees and printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the authorization, issuance, transfer and delivery of the DECS to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the DECS under state securities laws and all expenses in connection with the qualification of the DECS for offer and sale under state securities laws as provided herein, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering, of the DECS by the National Association of Securities Dealers, Inc., if any, (v) all costs and expenses incident to listing the DECS on the NYSE, (vi) the cost of printing certificates representing the DECS, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of SBC and of Telmex relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the DECS, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of SBC and of Telmex, travel and lodging expenses of the Underwriters and officers of SBC and of Telmex and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) all costs and fees paid to rating agencies in connection with the rating of the DECS, and (x) all other costs and expenses incident to the performance of the obligations of SBC and Telmex hereunder for which provision is not otherwise made in this Section 10.

            (b) In the event that the purchase and sale of DECS as contemplated in Section 2 hereof is consummated, the Underwriters agree to pay or cause to be paid all expenses referred to in Section 10(a) hereof to the extent that such expenses are incurred in connection with the initial offering and issuance of the DECS and notice of the incurrence of such costs or expenses shall have been given to the Representative within 30 days of the Firm Delivery Date (or the Option Delivery Date, in the event that the Underwriters exercise the option referred to in Section 2(b) hereof).

            11. If SBC shall fail to tender the DECS for delivery to the Underwriters for any reason permitted under this Agreement, or if the Underwriters shall decline to purchase the DECS for any reason permitted under this Agreement (other than pursuant to Section 8(a)-(c) hereof), SBC shall reimburse the Underwriters for the reasonable fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of DECS, and upon demand SBC shall pay the full amount thereof to the Representative. If this Agreement is terminated or pursuant to Section 8(a)-(c) hereof, SBC shall not be obligated to reimburse any Underwriter on account of those expenses.

            12. Notices. Any notice by SBC or Telmex or the Underwriters (except for service of process upon Telmex, which shall be made pursuant to Section 14 hereof) shall be sufficient if given in writing or by facsimile transmission confirmed promptly in writing addressed to (i) the Representative at Salomon Brothers Inc., Seven World Trade Center, New York, New York 10048, Telecopy Number (212) 783-2274, Attention of Legal Department, and any notice by the Underwriters to SBC or Telmex shall be sufficient if given in writing or by facsimile transmission confirmed promptly in writing addressed (ii) to SBC at SBC Communications Inc., 175 E. Houston Street, 7th Floor, San Antonio, Texas 78205-2233, Telecopy Number: (210) 351-3849, Attention of the Senior Vice President, Treasurer, and Chief Financial Officer with a copy to the Senior Executive Vice President and General Counsel, SBC Communications Inc., 175 E. Houston Street, 13th Floor, San Antonio, Texas 78205-2233, Telecopy Number:
(210) 351-2298 and (iii) to Telmex at Telefonos de Mexico, S.A. de C.V., Parque Via 190, Colonia Cuauhtemoc, 06599 Mexico, D.F., Mexico, Telecopy Number:
011-525-255-1576 Attention: Ing. Adolfo Cerezo Perez.

            13. This Agreement shall be binding upon the Underwriters, SBC, Telmex and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that
(a) the representations, warranties, indemnities and agreements of SBC and Telmex contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Underwriter within the meaning of
Section 15 of the Securities Act, and (b) the indemnity agreement of the Underwriters con tained in Section 7 hereof shall be deemed to be for the benefit of (i) directors of SBC, officers of SBC who have signed the Registration Statement and any person controlling SBC and (ii) directors of Telmex, officers of Telmex who have signed the Telmex Registration Statement or the ADS Registration Statement and any person controlling Telmex. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            14. Each of the parties hereto irrevocably agrees that any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York court, irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and waives any right to which it may be entitled on account of place of residence or domicile and irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Telmex has appointed CT Corporation System as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York court by any Underwriter or by any person who controls any Underwriter, designates CT Corporation System's address in New York City as its designated address to receive such process, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Telmex represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and Telmex agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Personal service of process upon the Authorized Agent in a manner permitted by applicable law and written notice of such service to Telmex shall be deemed, in every respect, effective service of process upon Telmex.

            15. For purposes of this Agreement, "business day" means any day on the New York Stock Exchange, Inc. is open for trading.

            16. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

            17.   THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among SBC, Telmex and the Several Underwriters.

                                    Very truly yours,

                             SBC COMMUNICATIONS INC.


                                    By: /s/ D.E. Kiernan
                                        -------------------------------------
                                        Name:  Donald E. Kiernan
                                        Title: Senior Vice President,
                                               Treasurer and Chief Financial
                                               Officer

                                    TELEFONOS DE MEXICO, S.A. DE C.V.


                                    By: /s/ Adolfo Cerezo
                                        -------------------------------------
                                        Name:  Adolfo Cerezo
                                        Title: Chief Financial Officer



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

Salomon Brothers Inc


By: /s/ Tim Davies
-------------------------------------
Name:  Tim Davies
Title: Vice President



For itself and as Representative of the several Underwriters named in Schedule I to the foregoing Agreement.

                               SCHEDULE I


                                                           Number of DECS
Underwriters                                               to be Purchased

Salomon Brothers Inc......................................    8,500,000
Credit Suisse First Boston Corporation....................      200,000
Bear Stearns & Co. Inc.  .................................      100,000
J.P. Morgan Securities Inc. ..............................      100,000
Morgan Stanley & Co. Incorporated.........................      100,000
                                                             ----------
      Total...............................................    9,000,000